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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Current Report on Form 8-K into Premiere Technologies, Inc.'s previously filed Registration Statements (File Nos. 333-17593, 333-11281, 333-29787, 333-36557, 333-39577 and 333-39693).





/s/ Arthur Andersen LLP
Atlanta, Georgia
December 2, 1997